UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2007 (February 13, 2007)

ACA CAPITAL HOLDINGS, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-33111 (Commission File Number)	75-3170112 (I.R.S. Employer Identification Number)
140 Broadway New York, New York 10005 (Address of principal executive offices)
(212) 375-2000 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William T. Tomljanovic, a “named executive officer” of ACA Capital Holdings, Inc. (the “Company”) resigned from his office of Executive Vice President and Head of Credit effective March 31, 2007.

Item 8.01.              Other Events.

Ruben Selles, Executive Vice President and Head of Municipal Finance, retired from the Company.  He has been replaced by Peter J. Hill, who has been appointed as Executive Vice President and Head of Public Finance.

On February 13, 2007, the Company issued a press release announcing the resignation of William T. Tomljanovic, the retirement of Ruben Selles and the appointment of Peter J. Hill, a copy of which is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

99.1	Press release issued by ACA Capital Holdings, Inc. entitled “ACA Capital Appoints Peter J. Hill as Executive Vice President and Head of Public Finance” dated February 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: February 14, 2007	By:	/s/ Nora J. Dahlman
	Name:	Nora J. Dahlman
	Title:	Managing Director, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release issued by ACA Capital Holdings, Inc. entitled “ACA Capital Appoints Peter J. Hill as Executive Vice President and Head of Public Finance” dated February 13, 2007.